United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 26, 2012

Date of Report

[Date of Earliest Event Reported]

Crown Auto Holdings Inc.

(Exact name of Registrant as specified in its Charter)

Nevada	333-171624	27-2131079
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2760 South State Street

Salt Lake City, Utah 84115

 (Address of Principal Executive Offices)

(801) 541-4181

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

See the Press Release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibit

(d)

Exhibit No.

Exhibit Description

99.1

Press Release dated June 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Crown Auto Holdings, Inc.

Dated:	June 26, 2012	By:	/s/ Jim Katsanevas
Jim Katsanevas
President, CEO, CFO, and director

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